                             THE COMPANIES ACT 1985

                            COMPANY LIMITED BY SHARES

                     MEMORANDUM AND ARTICLES OF ASSOCIATION

                                       OF

                              EPR ELY POWER LIMITED

1.   The name of the Company is EPR ELY POWER LIMITED.

2.   The registered office of the Company will be situate in England and Wales.

3.   The objects for which the Company is established are:-

(A)  To carry on the  business of a holding  company in all its  branches and to coordinate  the policy and  administration  of any subsidiary  company;  to carry  on,  participate  in,  undertake  and  perform  all  or  any  of the businesses  of general  merchants  and  traders,  cash and credit  traders,
     manufacturers'   agents  and   representatives,   insurance   brokers   and
     consultants,  estate  and  advertising  agents  and  contractors,  mortgage brokers,  financial agents,  advisers,  managers and  administrators,  hire purchase and general  financiers,  brokers and agents,  commission  agents, marketing and business  consultants,  general  storekeepers,  warehousemen, discount traders, mail order specialists,  railway, shipping and forwarding agents,  shippers,  traders,  capitalists  and  financiers  either  on  the
     Company's own account or otherwise,  printers and  publishers;  haulage and transport contractors, garage proprietors, operators, hirers and letters on hire of, and dealers in motor and other vehicles,  craft, plant, machinery, tools and equipment of all kinds,  importers and exporters,  manufacturers, retailers,  wholesalers, buyers, sellers, distributors and shippers of, and dealers in all products,  goods,  wares,  merchandise  and produce of every description, to participate in, undertake,  perform and carry on all or any kinds of  commercial,  industrial,  trading and  financial  operations  and enterprises;  to purchase or otherwise acquire and take over any businesses or undertakings  which may be deemed expedient,  or to become interested in and to  carry  on or  dispose  of,  remove  or put  an end to the  same  or otherwise deal with any such  businesses or  undertakings as may be thought desirable.

(B)  To carry on any other  business  or trade which in the opinion of the Board of Directors may be conveniently or advantageously carried on in connection with  or as  ancillary  to any of the  above  businesses  or be  calculated directly or indirectly to enhance the value of or render  profitable any of the property of the Company or to further any of its objects.

(C)  To purchase,  take  options  over,  take on lease or in  exchange,  hire or otherwise  acquire  and hold for any  estate  or  interest  whatsoever  any
     movable  or  immovable   property,   whether  tangible  or  intangible  and
     wheresoever  situate,  which the Board of Directors may think  necessary or convenient for the purposes of the business of the Company, and to improve, manage,  construct,  repair,  develop,  exchange, let on lease or otherwise deal with all or any part of the property and rights of the Company.

(D)  To build, construct, maintain, develop, alter, enlarge, improve, pull down, remove or replace any buildings, works, roads, railways, tramways, sidings,
     bridges,   reservoirs,   shops,  stores,  factories,  plant  and  machinery
     necessary  or  convenient  for the business of the Company and to join with any person, firm or company in doing any of the things aforesaid.

(E)  To borrow or raise or secure the repayment of moneys raised or borrowed for the  purposes of or in  connection  with the business of the Company in any manner  and in  particular  to issue  and  deposit  any  mortgage,  charge, standard security, lien or other security upon the whole or any part of the
     Company's  undertaking,  property  or assets  (whether  present  or future)
     including its uncalled capital (if any) and to issue at par or at a premium or  discount,  and for such  consideration  and with  and  subject  to such rights, powers, privileges and conditions as may be thought fit, debentures or debenture  stock,  either  permanent or  redeemable  or  repayable,  and collaterally  or further to secure any securities of the Company by a trust deed or other assurance.

(F)  To issue and deposit any securities which the Company has power to issue by way of  mortgage  to secure  any sum less than the  nominal  amount of such securities and also by way of security or guarantee for the  performance by the Company or any other person firm or company  having  dealings  with the
     Company or in whose  business or  undertakings  the  Company is  interested whether  directly or  indirectly  of any contract or  liability  undertaken thereby or which may become binding thereon as the case may be.

(G)  To lend  and  advance  money  or give  credit  on such  terms  as may  seem expedient and with or without  security to customers  and others,  to enter into  guarantees,  contracts of indemnity and  suretyships of all kinds, to receive money on deposit or loan upon any terms, to secure or guarantee the payment of any sums of money or the  performance  of any  obligation by any company, firm or person including any holding company, subsidiary or fellow subsidiary  company in any  manner,  and  generally  to act as bankers  for customers and others.

(H)  To receive  money on deposit  or loan upon such  terms as the  Company  may approve,  and to give guarantees or become security for the obligations and contracts of any person,  firm or company  including  the  obligations  and contracts of customers.

(I)  To invest and deal with the moneys of the Company not immediately  required for the purpose of its business in or upon such  investments and securities and in such manner as may from time to time be considered expedient.

(J)  To acquire or undertake  the whole or any part of the  business,  goodwill, property,  assets and liabilities of any person,  firm, or company carrying on or  proposing  to carry on any of the  businesses  which the  Company is authorised to carry on or which can be carried on in conjunction  therewith or which are capable of being  conducted  so as directly or  indirectly  to benefit the Company.

(K)  To apply for and take out,  register,  purchase,  or by other means acquire and protect,  prolong and renew, whether in the United Kingdom or elsewhere any patents, patent rights, brevets d'invention, licences, secret processes or information,  trade marks,  designs,  protections and concessions and to disclaim,  alter,  modify, use and turn to account and to manufacture under or grant licences or privileges in respect of the same whether exclusive or non-exclusive,  and to expend  money in  experimenting  upon,  testing  and improving  any patents,  inventions or rights which the Company may acquire or propose to acquire.

(L)  To draw, make,  accept,  endorse,  discount,  negotiate,  execute and issue cheques,  bills of  exchange,  promissory  notes,  bills of lading,  scrip, warrants, debentures and other negotiable or transferable instruments.

(M)  To apply for, promote, and obtain any Act of Parliament,  order, or licence of the  Department of Trade or other  authority for enabling the Company to carry any of its objects into effect or for effecting any  modification  of the  Company's  constitution,  or for any  other  purpose  which  may  seem calculated directly or indirectly to promote the Company's  interests,  and to  oppose  any  proceedings  or  applications  which  may seem  calculated directly or indirectly to prejudice the Company's interests.

(N)  To enter  any  arrangements  with any  government  or  authority  (supreme, municipal,  local,  or otherwise) that may seem conducive to the attainment of the  Company's  objects  or any of  them,  and to  obtain  from any such government  or authority  any  charters,  decrees,  rights,  privileges  or concessions  which  the  Company  may  think  desirable  and to carry  out, exercise, and comply with any such charters,  decrees, rights,  privileges, and concessions.

(O)  To enter into any partnerships or joint-purchase arrangement or arrangement for sharing profits,  union of interests or co-operation  with any company, firm or person carrying on or proposing to carry on any business which this
     Company is authorised to carry on or any business or transaction capable of being conducted so as directly or indirectly to benefit the Company, and to acquire and hold, sell, deal with or dispose of shares, stock or securities of any such  company,  firm or person and to  guarantee  the  contracts  or liabilities of, or the payment of the dividends, interest or capital of any shares,  stock or  securities  of and to subsidise or otherwise  assist any such.

(P)  To control, manage, finance, subsidise, co-ordinate or otherwise assist any company  or  companies  in  which  the  Company  has a direct  or  indirect financial  interest,  to provide  secretarial,  administrative,  technical, commercial  and other  services  and  facilities  of all kinds for any such company or companies and to make payments by way of subvention or otherwise and any other  arrangements  which may seem  desirable  in  respect  of any business or  operations  of or generally in relation to any such company or companies.

(Q)  To  subscribe  for,  take,  purchase or  otherwise  acquire and hold shares stocks,  debentures,  debenture  stocks,  bonds  or other  interests  in or securities  of any  other  company  having  objects  altogether  or in part similar to those of the  Company or  carrying  on any  business  capable of being  carried on so as  directly or  indirectly  to benefit the Company or enhance the value of any of its property and to co-  ordinate,  finance and manage the  business  and  operations  of any  company in which the Company holds any such interest.

(R)  To  establish  finance or promote or concur in  establishing  financing  or promoting  any other  company for the purpose of acquiring the whole or any part of the business or property or undertaking  or any of the  liabilities of the Company,  or of  undertaking  any business or  operations  which may directly or indirectly appear likely to assist or benefit the Company or to enhance the value of any  property or business of the Company and to issue, place,  underwrite or guarantee the subscription of, or concur or assist in the issuing or placing,  underwriting or guaranteeing  the  subscription of shares,  debentures,  debenture stock,  bonds, stocks and securities of any company,  whether limited or unlimited or incorporated by Act of Parliament or  otherwise,  at such  times and upon such  terms  and  conditions  as to remuneration  and otherwise as may be agreed upon and to hold or dispose of such  shares or  securities  or  guarantee  the  payment of the  dividends, interest or capital of any such shares or securities issued by or any other obligations of any such company.

(S)  To sell, exchange,  lease, licence, turn to account or otherwise dispose of the  whole or any  part of the  business  property  or  undertaking  of the
     Company,  either  together or in portions  and to accept  payment  therefor either in cash, by instalments or otherwise,  or in fully or partly paid-up shares of any company or corporation  formed or to be formed for purchasing the same (with or  without  deferred  or  preferred  or  special  rights or restrictions  in respect  of  dividend,  repayment  of  capital,  voting or otherwise)  or in debentures  or mortgage  debentures  or debenture  stock, mortgages or other securities of any such company or corporation, or partly in one mode and  partly in  another,  and  generally  on such  terms as the
     Company may determine,  and to hold,  dispose of or otherwise deal with any shares, stock or securities so acquired.

(T)  To the extent permitted by law to give financial assistance for the purpose of the  acquisition of shares of the Company or of any company of which the
     Company is a subsidiary  and for the purpose of reducing or  discharging  a liability  incurred for the purpose of such an acquisition and to give such assistance by means of a gift, loan or guarantee,  indemnity, the provision of security or otherwise.

(U)  To remunerate any person, firm or company rendering services to the Company either  by cash  payment  or by the  allotment  to him or them of shares or other  securities of the Company  credited as paid up in full or in part or otherwise as may be thought expedient.

(V)  To pay all or any  expenses  incurred  in  connection  with the  promotion, formation and  incorporation  of the Company,  or of any company  formed or promoted by the Company

     or to contract with any person, firm or company to pay the same, and to pay commissions  to brokers and others for  underwriting,  placing,  selling or guaranteeing  the  subscription  of any shares or other  securities  of the
     Company.

(W)  To support or subscribe to any charitable, benevolent or useful object of a
     public   character  and  to   establish,   support  and  subscribe  to  any
     association,  institution,  society,  fund  or  club  which  may be for the benefit  of the  Company  or its  Directors,  ex-Directors,  employees,  or ex-employees  or may be connected  with any town or place where the Company carries on  business;  to give or award  pensions,  annuities,  gratuities, bonuses and  superannuation  or other  allowances or benefits or charitable aid and generally to provide  advantages,  facilities  and services for any persons who are or have been Directors of, or who are or have been employed by, or who are serving or have served the Company,  or of any company which is a subsidiary  of the Company or the holding  company of the Company or a fellow  subsidiary  of the Company or the  predecessors  in business of the
     Company or of any such subsidiary, holding or fellow subsidiary company and to the wives,  widows,  children and other relatives and dependants of such persons; to make payments towards insurance for the benefit of such persons as aforesaid;  and to set up, establish support and maintain superannuation and other funds or schemes (whether  contributory or non-contributory)  for the benefit of any of such persons and of their wives, widows, children and other  relatives  and  dependants;  and to set up,  establish,  support and maintain  profit  sharing,  share purchase and share option schemes for the benefit of any of the  employees or Directors of the Company or of any such subsidiary,  holding or fellow subsidiary  company and to lend money to any such employees or to trustees on their behalf to enable any such schemes to be established or maintained.

(X)  To distribute  among the members in specie any property of the Company,  or any proceeds of sale or disposal of any  property of the  Company,  and for such purpose to distinguish and separate  capital  profits,  but so that no distribution  amounting  to a reduction  of capital be made except with the sanction (if any) for the time being required by law.

(Y)  To procure the Company to be  registered  or  recognised in any part of the world and to do all or any of the things or matters  aforesaid  in any part of the  world and  either as  principals,  agents,  trustees,  contractors,
     sub-contractors   or  otherwise,   and  by  or  through  agents,   brokers,
     sub-contractors,  trustees or otherwise and either alone or in  conjunction with others.

(Z)  To do all such  things  as may be deemed  incidental  or  conducive  to the attainment of the Company's objects or any of them.

     The  objects  set  forth in each  sub-clause  of this  Clause  shall not be restrictively  construed  but the  widest  interpretations  shall  be given thereto,  and they  shall  not,  except  where  the  context  expressly  so requires,  be in any way limited or restricted by reference to or inference from any other object or objects set forth in such  sub-clause  or from the terms of any other sub-clause or from the name of the Company. None of such sub-clauses  or the  object or  objects  therein  specified  or the  powers thereby conferred shall be deemed subsidiary or ancillary to the objects or powers  mentioned in any other  sub-clause,  but the Company  shall have as full a  power  to  exercise  all or any  of the  objects  conferred  by and provided in each of the said  sub-clauses as if each  sub-clause  contained the  objects of a separate  company.  The word  "company"  in this  Clause, except where used in  reference to the Company,  shall be deemed to include
     any  partnership  or  other  body  of  persons,   whether  incorporated  or
     unincorporated and whether domiciled in the United Kingdom or elsewhere.

4.   The liability of the members is limited.

5.   The share capital of the Company is £7,714,286 divided into 7,714,286 shares of £1 each.

We, the several persons whose names and addresses are  subscribed,  are desirous of being formed into a Company in pursuance of this  Memorandum of  Association, and we  respectively  agree to take the  number of shares in the  capital of the
Company        set         opposite        our         respective         names.
___________________________________________________

Names, addresses and descriptions                  Number of Shares agreed
Subscribers                                        to be taken by each
                                                   Subscriber
___________________________________________________

Rachelle Sellek                                    One
Fitzalan House
Fitzalan Road
Cardiff
CF2 1XZ

Solicitor

Yu-Ho Cheung                                       One
Fitzalan House
Fitzalan Road
Cardiff
CF2 1XZ

Solicitor

Dated the 26th day of June 1998

Witness to the above signatures:-

                                                   Dawn Gillard
                                                   Fitzalan House
                                                   Fitzalan Road
                                                   Cardiff
                                                   CF2 1XZ
                                                   Secretary

                             The Companies Act 1985

                        PRIVATE COMPANY LIMITED BY SHARES

                             ARTICLES OF ASSOCIATION

                                       of

                              EPR ELY POWER LIMITED

1    Preliminary

     The  regulations  contained  in Table A in the  Schedule  to the  Companies
     (Tables A to F) Regulations  1985 in force at the time of adoption of these
     Articles (such Table being hereinafter called "Table A") shall apply to the
     Company save in so far as they are excluded or varied by these Articles and such  regulations  (save as so excluded or varied) and these Articles shall be the regulations of the Company.

2    Interpretation

     In  these  Articles  and in  Table A the  following  expressions  have  the following meanings unless inconsistent with the context:-

     "the Act"                The Companies Act 1985 including any statutory
                              modification or re-enactment thereof for the time
                              being in force

     "A" preference shares"   Together the "A1" preference shares and the "A2"
                              preference shares

     "A1" preference shares"  The "A1" redeemable preference shares of
                              £1.00 each

     "A2" preference shares"  The "A2" redeemable preference shares of
                              £1.00 each

     "these Articles"         These Articles of Association, whether as
                              originally adopted or as from time to time
                              altered by special resolution

     "B" preference shares"   The "B" redeemable preference shares of
                              £1.00 each

     "clear days"             In relation to the period of a notice means that
                              period excluding the day when the notice is given
                              or deemed to be given and the day for which it is
                              given or on which it is to take effect

     "the Completion Date"    The Completion Date as defined in the Equity
                              Contribution Agreement.

     "the Credit Agreement"   The Credit Agreement as defined in the Equity
                              Contribution Agreement

     "the directors"          The directors for the time being of the Company or
                              (as the context shall require) any of them acting
                              as the board of directors of the Company

     "Equity                  The equity contribution agreement entered into on
                              the Contribution Agreement" date of adoption of
                              these Articles in relation to shares in the
                              Company

     "executed"               Includes any mode of execution

     "the holder"             In relation to shares means the member whose name
                              is entered in the register of members as the
                              holder of the shares

     "office"                 The registered office of the Company

     "ordinary shares"        The ordinary shares of £1.00 each

     "preference shares"      Together the "A1" preference shares, the "A2"
                              preference shares and the "B" preference shares

                              "seal" The common seal of the Company (if any)

     "secretary"              The secretary of the Company or any other person
                              appointed to perform the duties of the secretary
                              of the Company, including a joint, assistant or
                              deputy secretary

     "share"                  Includes any interest in a share

     "the United Kingdom"     Great Britain and Northern Ireland.

     Unless the context otherwise  requires,  words or expressions  contained in these  Articles  and in  Table A bear the  same  meaning  as in the Act but excluding  any  statutory  modification  thereof  not in force  when  these
     Articles  become binding on the Company.  Regulation 1 of Table A shall not apply to the Company.

3    Share capital

     3.1  The authorised share capital of the Company at the time of adoption of these  Articles is £  7,714,286  divided into  714,286  ordinary shares,  1,500,000 "A1" preference  shares,  1,500,000 "A2" preference shares and 4,000,000 "B" preference shares.

     3.2  Save as may be  provided by  regulation  110 of Table A and subject to any  contrary  direction  given by the  Company in general  meeting by special  resolution  and save as  provided  in  Article  3.3 below all shares which are  comprised  in the  authorised  share  capital of the
          Company from time to time which the  directors  propose to issue shall first be offered, at par or at a premium and upon such other terms and conditions  as the  directors  may  determine,  to the members who are holders  of the same class of shares as those to be issued at the time of the offer in  proportion  to the number of the  existing  shares of that class held by them  respectively and at the same price. Each such offer shall be made by notice specifying the total number and class of shares being offered to the members  holding shares of that class as a whole, the  proportionate  entitlement of the member to whom the offer is made and the price per share and shall require each member to state in  writing  within a period  (not  being  less  than  fourteen  days)
          specified in the notice  whether he is willing to take any and, if so, what  maximum  number  of the  said  shares  up to  his  proportionate entitlement.  An offer, if not accepted within the period specified as regards  any shares,  will be deemed to be  declined as regards  those shares. After the expiration of such period, those shares so deemed to be declined shall be offered in proportion as aforesaid to the persons holding  shares of the same class who have,  within  the said  period, accepted all the shares  offered to them;  such further offer shall be made in like terms in the same  manner and limited by a like period as the original offer. Any shares not accepted  pursuant to such offer or further  offer  as  aforesaid  or not  capable  of  being  offered  as aforesaid  except by way of fractions shall not be issued.  Any shares released  from the  provisions  of this  Article  by any such  special resolution as aforesaid  shall be under the control of the  directors, who may allot,  grant options over or otherwise dispose of the same to such persons,  on such terms, and in such manner as they think fit. No share  shall be issued at a  discount  or  otherwise  in breach of the provisions of these Articles or of the Act.

     3.3  The  provisions  of  Article  3.2  shall  not  apply to the  issue and allotment of the ordinary shares and preference  shares in the Company expressly provided for in the Equity Contribution Agreement.

     3.4  Subject to any special rights conferred upon the holders of any shares or class of shares,  any share in the  Company  may be issued  with or have attached thereto such preferred, deferred or other special rights or such restrictions, whether in regard to dividend, voting, return of capital  or  otherwise  as  the  Company  may  by  special  resolution determine.

     3.5  Subject to the Act, any  preference  shares may be issued on the terms that they are, or at the option of the Company are to be liable, to be redeemed  on such  terms  and in such  manner  as the  Company  may by special resolution determine.

4    Rights of preference shares

     The rights attaching to the preference shares are as follows:-

     4.1  as regards capital:-

          on a return of capital on  liquidation  or otherwise the assets of the
          Company available for distribution  among the members shall be applied first in repaying to the  holders of the  preference  shares an amount equal to the par value of such shares but the preference  shares shall not  entitle  the  holders  thereof to any  further or other  right of participation in the assets of the Company;

     4.2  as regards redemption of the "A" preference shares:-

          the Company  shall  (subject to the  provisions of the Act) redeem the
          "A1"  preference  shares and the "A2"  preference  shares (which shall rank as one class of shares for the purposes of  redemption) at par in six  equal  half  yearly  installments  payable  in each of the  three following years commencing six months after the twelfth anniversary of the Completion  Date provided that where there is more than one holder of either class of "A" preference shares the shares of each such class to be redeemed  shall be redeemed in  proportion to the number of that class of "A" preference shares held by each such holder respectively.

     4.3  as regards redemption of the "B" preference shares:-

          the Company  shall  (subject to the  provisions of the Act) redeem the
          "B" preference shares at par in six equal annual installments  payable in each of the six years commencing on the seventh  anniversary of the
          Completion  Date  provided that where there is more than one holder of
          "B" preference  shares the "B" preference  shares shall be redeemed in proportion  to the number of "B"  preference  shares held by each such holder respectively.

     4.4  any notice of redemption  shall specify the class and number of shares to be redeemed,  the date fixed for  redemption and the place at which the  certificates  for such shares are to be presented for  redemption and upon such date each of the holders of the shares  concerned  shall be bound to deliver to the Company at such place the  certificates for such of the  preference  shares  concerned as are held by him in order that the same may be  cancelled.  Upon such delivery the Company shall pay to such holder (or,  in the case of joint  holders,  to the holder whose name stands first in the register in respect of such shares) the amount then due to him in respect of such redemption;

     4.5  notwithstanding  any other  provision of these  Articles,  each of the preference  shares not  previously  redeemed  shall be redeemed on the sixteenth  anniversary of the Completion Date or as soon thereafter as the Company shall be able to comply with the  provisions of the Act as to redemption at par, in accordance  with the foregoing  provisions of this Article 4 so far as the same are applicable;

     4.6  as  regards  dividends  the  profits  of  the  Company  available  for distribution  shall be used to pay dividends in the following order of priority:-

          4.6.1firstly in paying to the holders of the "B"  preference  shares a fixed dividend of 10.5% per annum accruing from 1 September 2000.
               Such  dividends  shall  be  paid  half-yearly  on or as  soon  as reasonably  practicable  after each record date being 28 February and 31 August in each year  provided  that if any such  dividends are not paid on the due date interest  shall accrue on the amount of the unpaid  dividends at the rate of 10.5% per annum  accruing on a daily basis from the date that such dividends were due to be paid  until  the date of  payment  (whether  before  or after any judgement);

          4.6.2secondly in paying to the holders of the ordinary  shares and the
               "A" preference  shares such amount as the directors may determine provided that:-

               4.6.2.1 there are no arrears of any dividends previously declared or unpaid interest on any such dividends;

               4.6.2.2 the  ordinary  shares,  the "A1" and the "A2"  preference shares  shall  subject to Article  4.6.2.3 rank as one class for  the  purpose  of the  declaration  and  payment  of any dividends;

               4.6.2.3 the directors  shall pay dividends on the "A2" preference shares equal to three sevenths of such dividends as are paid on the "A1" preference shares

               provided  always  that  the  payment  of any  dividends  shall be subject to the  restrictions  contained in the Credit  Agreement, the Inter-creditor  Deed (as defined in the Credit Agreement) and the Equity Contribution Agreement;

     4.7  as regards voting:-

               the  preference  shares  shall not carry any right to attend  and vote at general meetings of the Company.

5    Modification of class rights

     Subject  to the Act,  all or any of the  special  rights for the time being attached to any class of shares for the time being  issued may from time to time (whether or not the Company is being wound up) be altered or abrogated with the  consent  in  writing  of the  holders of not less than 75% of the issued  shares  of that  class or with  the  sanction  of an  extraordinary resolution  passed at a separate  general  meeting  of the  holders of such shares.  To any such  separate  general  meeting all the  provisions of the regulations  of the Company as to general  meetings  of the  Company  shall mutatis  mutandis  apply,  but so that the  necessary  quorum  shall be two persons at least holding or  representing by proxy not less than 75% of the issued  shares of the class.  If such  separate  meeting shall be adjourned owing to the absence of a quorum and if at the  adjourned  meeting a quorum shall not be present within  half-an-hour  from the time appointed for such adjourned  meeting  the holder or holders of shares of the class  concerned who are  present in person or by proxy  shall  constitute  a quorum.  Every holder of shares of the class  shall be  entitled on a poll to one vote for every such share held by him and any holder of shares of the class  present in person or by proxy may demand a poll.

6    Lien

     The Company  shall have a first and paramount  lien on all shares,  whether fully paid or not,  standing  registered in the name of any person indebted or under liability to the Company,  whether he shall be the sole registered holder thereof or shall be one of two or more joint holders, for all moneys presently  payable  by him or his estate to the  Company  whether or not in respect  of the  shares  in  question.  Regulation  8 of  Table A shall  be modified accordingly.

7    Calls on shares and forfeiture

     There shall be added at the end of the first  sentence of  regulation 18 of
     Table A, so as to  increase  the  liability  of any  member in  default  in respect of a call,  the words "and all expenses that may have been incurred by the Company by reason of such non-payment".

8    Transfer of shares

          8.A.1Where any  person is the  holder of shares in more than one class and he gives a transfer  notice  under  Article 8.1 in respect of shares in one of such classes (the "prime  transfer  notice") but not in  respect of shares in every  other  class of which he is a member,  he shall be deemed to have also given a transfer  notice
               (a  "secondary  transfer  notice")  in  respect of shares in each other class of shares of which he is a member  specifying in each such  secondary  transfer  notice as the number of shares in such class which he is willing to sell that number of shares  which is equal to the total  number of shares in that  class  held by such person  at the  date of  giving  the  secondary  transfer  notice reduced  by the same  proportion  (in  percentage  terms)  as the number of shares  specified  as being  available  for sale in the prime transfer notice bears to the total number of shares held by such  person at such  date in the  class of shares  which are the subject of the prime  transfer  notice.  For the  purposes of the following  provisions  of  this  Article  8  any  reference  to a transfer  notice  shall  mean a prime  transfer  notice  and each secondary transfer notice severally.

          8.A.2The directors  shall not register a transfer  pursuant to a prime transfer notice or a secondary transfer notice unless at the time of  transfer  of such  shares  such  purchasing  class  member or purchasing  member or third party  purchaser also acquired shares in each other  class of shares in respect of which the  proposing transferor  shall have given notice to the Company as required by
               Article 8.A.1,  the number of shares to be acquired in respect of each such class being that  properly  specified  in the  relevant transfer  notice given by the proposing  transferor in accordance with Article 8.A.1.

          8.A.3The  proposing  transferor  and the  purchasing  class  member or purchasing  member or third party purchaser and the Company shall each use their  respective  best  endeavours  to ensure  that the application  of the  provisions  of  Article 8 in  respect of the prime transfer notice and each secondary transfer notice shall be effected contemporaneously so far as practicable.  If a proposing transferor  gives a transfer notice in respect of shares which he holds in each  class  of  shares  of  which he is a class  member simultaneously  the  transfer  notice in respect of the  ordinary shares which he holds shall be deemed the prime transfer notice.

     8.1  Any person (hereinafter called "the proposing  transferor")  proposing to  transfer  any  shares of any class  shall  give  notice in writing
          (hereinafter  called "the  transfer  notice")  to the Company  that he desires to  transfer  the same and  specifying  the price per share at which he is willing to sell them. The transfer notice shall constitute the Company the agent of the proposing  transferor for the sale of all
          (but not some only) of the shares  comprised  in the  transfer  notice together  with all  rights  then  attached  thereto  to any  member or members  holding  shares of the same class as those  comprised  in the transfer notice and willing to purchase the same  (hereinafter  called
          "purchasing  class members") at the price specified  therein or at the fair value  determined in accordance with Article 8.3 (whichever shall be the  lower).  A  transfer  notice  shall not (save as  provided  in
          Article  8.3) be revocable  except with the sanction of the  directors and shall be  comprised  of one class of share  only so that  separate transfer  notices are  required in respect of  proposed  transfers  of separate classes of shares.

     8.2  The shares  comprised in any  transfer  notice shall be offered to the members  (other than the proposing  transferor)  holding shares of the same class as those  comprised  in the  transfer  notice  (hereinafter called  "class  members")  as  nearly as may be in  proportion  to the number of shares of the said class held by them respectively  provided that if at the date a  transfer  notice is given in  respect of either class of "A"  preference  shares  there is no  member  other  than the proposing  transferor  who  holds  shares  of the  same  class  of "A"
          preference  shares  comprised in the transfer notice then both classes of "A"  preference  shares  shall  rank as one class of shares for the purposes of this  Article  8.2.  Such offer shall be made by notice in writing  (hereinafter  called "the offer  notice")  within  seven days after the receipt by the  Company of the  transfer  notice.  The offer notice shall:-

          8.2.1state the identity of the  proposing  transferor,  the number and class of shares  comprised in the transfer  notice (in accordance with  Article  8.A.1)  and the price per share  specified  in the transfer  notice  and inform the class  members  that  shares are offered to them in accordance with the provisions of this Article
               8.2;

          8.2.2contain a  statement  to the effect  that the shares are  offered only in the  proportion  referred to in the  opening  sentence of this Article 8.2 ;

          8.2.3contain a statement  of the right of each class member to request a  certificate  of fair value under Article 8.3, the form of such statement  to be as near as  circumstances  permit to that of the first sentence of that Article;

          8.2.4contain a  statement  to the  effect  that each of the  shares in question  is being  offered to class  members at the lower of the price  specified in the transfer  notice and (if  applicable) its fair value certified in accordance with Article 8.3;

          8.2.5state the  period in which the offer may be  accepted  if no such certificate  of fair  value is  requested  (not  being  less than twenty-two days or more than forty-two days after the date of the offer notice); and

          8.2.6contain a statement to the effect that, if such a certificate  of
               fair  value  is  requested,   the  offer  will  remain  open  for
               acceptance  until  the  expiry  of  a  period  of  fourteen  days commencing on the date of the notice of the certified  fair value given to class  members  pursuant  to  Article  8.3 or until  the expiry of the period  referred to in Article  8.2.5  whichever is the later.

     For the purpose of this  Article an offer shall be deemed to be accepted on the day on which the  acceptance is received by the Company.  If any shares shall not be capable of being offered to the class members in proportion to their  existing  holdings,  except by way of  fractions  the same  shall be offered to the class members,  or some of them, in such  proportions as the directors may think fit.

     8.3  Any class  member may, not later than eight days after the date of the offer notice, serve on the Company a notice in writing requesting that the auditors for the time being of the Company  certify in writing the sum which in their  opinion  represents  the fair  value of each share comprised in the transfer notice as at the date of the transfer notice on the basis of a willing seller and a willing buyer.  If the auditors decline such  appointment at their  discretion then a person nominated by the  President  for the time being of the  Institute  of  Chartered
          Accountants  in the  country  of the  situation  of the  office on the application  of the  directors  or any  class  member on behalf of the
          Company shall be instructed to give such certificate and any following reference in these  Articles to the auditors  shall include any person so nominated.  Forthwith upon receipt of such notice the Company shall instruct  the  auditors  to  certify  as  aforesaid  and the  costs of producing such  certificate  shall be apportioned  among the proposing transferor  and the  purchasing  class members and borne by any one or more  of them as the  auditors  in  their  absolute  discretion  shall decide.  Subject as  provided  below in  certifying  the fair value as aforesaid:-

          8.3.1the auditors shall be entitled to obtain professional  valuations in respect of any of the Company's assets and shall be considered to be acting as experts and not as  arbitrators  or arbiters  and
               accordingly  any  provisions  of  law  or  statute   relating  to
               arbitration shall not apply; and

          8.3.2the auditors  shall value each share on the basis of the value of
               (i) the  Company as a going  concern at the date of the  transfer notice (after taking into account any contingent liability of the
               Company  for  taxation  on  unrealised   capital  gains  and  any
               contingent taxation); (ii) the right attaching to each such share including  without  limitation  in respect of accrued  but unpaid interest;  and (iii)  without any discount  for a minority  share holding.

          Provided  that if a third party  purchaser has offered to acquire from the  proposing  transferor  all the shares  comprised  in the transfer notice and the proposing transferor provides evidence  satisfactory to the  purchasing  class  members  that  such  agreement  is a bona fide agreement,  then the fair value of such  shares  shall be deemed to be the price which the third party  purchaser  has offered to pay and the auditors  shall  certify the fair value  accordingly.  Forthwith  upon receipt of the  certificate  of the  auditors,  the  Company  shall by notice in writing inform all class members of the certified fair value of each share and of the price per share (being the lower of the price specified in the transfer  notice and the certified fair value of each share)  at which the  shares  comprised  in the  transfer  notice  are offered for sale. A transfer  notice may be withdrawn by the proposing transferor by written  notice to the Company within 10 days of receipt of the Company's  written  notice  confirming all class members of the certified fair value of each share if the same is lower than the price specified in the transfer notice and the proposing transferee does not wish to sell the shares the subject of the transfer notice at the fair value. In this event the proposing  transferor shall pay the auditors'
          costs in producing the certified fair value.

     8.4  If  purchasing  class  members  shall  be  found  for all  the  shares comprised  in  the  transfer  notice  within  the  appropriate  period specified  in  Article  8.2,  and the  transfer  notice  has not  been withdrawn  pursuant to Article  8.3 above the Company  shall not later than  seven  days after the  expiry of such  appropriate  period  give notice  in  writing  (hereinafter  called  "the sale  notice")  to the proposing  transferor  specifying the purchasing class members and the proposing  transferor  shall be bound upon payment of the price due in respect of all the shares comprised in the transfer notice to transfer the shares to the purchasing class members.

     8.5  If  the  Company  shall  not  give  a sale  notice  to  the  proposing transferor  within the time specified in Article 8.4 or subject to the proviso contained in Article 8.2 if at the date of the transfer notice there is no  member  other  than the  proposing  transferor  who holds shares of the same class as those  comprised in the  transfer  notice, the transfer  notice shall  thenceforth  be deemed to  constitute  the
          Company the agent of the proposing transferor for the sale of all (but not some only) of the shares comprised in the transfer notice together with all rights then attached thereto to any member or members willing to  purchase  the same  (whether  or not a class  member) at the price specified  therein or at the fair value  certified in accordance  with
          Article  8.3  (whichever  shall be the  lower).  In any such  case the provisions  of Articles  8.2 to 8.4  (inclusive)  shall apply  mutatis mutandis as if references therein to class members were to members (of whatever  class) and  references to  purchasing  class members were to purchasing  members  (of  whatever  class)  and as if the  period  for service of the offer notice  referred to in Article 8.2 was the period of seven days  immediately  following  the  expiry of the  appropriate period  for  service  of a sale  notice on  purchasing  class  members without such a sale notice being served.

     8.6  Notwithstanding  the  provisions  of  Article  8.5 but  subject to the provisions of Article 8.8, if purchasing class members shall have been found for some only of the shares  comprised  in the  transfer  notice pursuant to Article 8.2 the claims of such  purchasing  class  members made pursuant to Article 8.2 shall first be satisfied in preference to the claims of members of any other class made pursuant to Article 8.5.

     8.7  If in any case the proposing  transferor  after having become bound in accordance  with the  provisions of this Article 8 to transfer  shares makes default in transferring  any such shares the Company may receive the  purchase  money on his behalf and may  authorise  some  person to execute a transfer of such shares on behalf of and as attorney for the proposing  transferor  in favour  of the  purchasing  class  member or purchasing  members as the case may be. The receipt of the Company for the purchase money shall be a good  discharge to the purchasing  class member or purchasing members as the case may be. The Company shall pay the  purchase  money into a separate  bank  account and shall hold the same on trust for the proposing transferor.

     8.8  If  the  Company  shall  not  give  a sale  notice  to  the  proposing transferor  within the time  specified  for that purpose (by virtue of
          Article 8.5) in Article 8.4 in respect of sales to purchasing  members of  whatever  class,  he shall,  during the period of thirty days next following  the  expiry  of the time so  specified,  be at  liberty  to transfer all or any of the shares  comprised in the transfer notice to any person or persons  provided that the price per share obtained upon such share transfer shall in no  circumstances  be less than the price per share  specified in the transfer  notice served in accordance with
          Article 8.1 or as certified in accordance  with Article 8.3 (whichever shall be the lower) and the  proposing  transferor  shall upon request furnish such  information  to the  directors as they shall  require in relation to the price per share  obtained as aforesaid.  The directors may require to be satisfied that such shares are being  transferred in pursuance  of a bona  fide  sale for the  consideration  stated in the transfer  without  deduction,  rebate or allowance  whatsoever  to the purchaser,  and  if not so  satisfied,  may  refuse  to  register  the instrument of transfer.

     8.9  Any  transfer  or  purported  transfer  of a share  (other  than  upon transmission  of a share pursuant to regulation 29 of Table A upon the death of a member  or upon a person  becoming  entitled  to a share in consequence  of the  bankruptcy  of a member) made  otherwise  than in accordance  with the  foregoing  provisions  of Articles  8.A.1 to 8.8
          (inclusive) shall be null and void and of no effect.

     8.10 If and when  required by notice in writing by the holder or holders of
          (in  aggregate) a majority in nominal value of the other shares in the
          Company so to do (the "call notice"):-

          8.10.1 a member who transfers or purports to transfer any share in the
               Company in breach of the foregoing  provisions of these  Articles shall be bound to give transfer  notices in respect of all shares which he has  transferred  or  purported to transfer in breach of these  Articles  and any shares  which he is  required  to give a transfer  notice in respect  thereof in  accordance  with Article
               8.A.1; or

          8.10.2 a member who causes or permits any of the events  specified  in
               Article  8.11 or with regard to whom any of the events  specified in  Article  8.11.4  or  8.11.5  occurs  shall  be  bound to give transfer  notices in respect of all the shares  registered in the name of such member in accordance with Article 8.A.1.

          In the  event  of such  member  failing  to  serve a  transfer  notice pursuant to Article 8.10.1 or 8.10.2 within thirty days of the date of the call  notice such  member  shall be deemed to have given  transfer notices at the  expiration of such period of thirty days in respect of all shares  registered in the name of such member in  accordance  with
          Article 8.A.1 and to have specified therein as the price per share the fair value of each share to be  certified in  accordance  with Article
          8.3. The  provisions  of Articles 8.2 to 8.8  (inclusive)  and Article
          8.13 shall mutatis mutandis apply.

     8.11 The events specified for the purposes of Article 8.10 are:-

          8.11.1 any direction (by way of renunciation  nomination or otherwise)
               by a member entitled to an allotment or transfer of shares to the effect  that such  shares or any of them be allotted or issued or transferred to some person other than himself;

          8.11.2 any sale,  dealing with or other  disposition of any beneficial interest  in  a  share  (whether  or  not  for  consideration  or otherwise but excluding any transmission of a share to any person becoming  entitled to such share in  consequence  of the death or bankruptcy  of a member) by  whomsoever  made and  whether or not effected by an instrument  in writing save where the  disposition is by  service  of a  transfer  notice in  accordance  with these
               Articles;

          8.11.3 the holding of a share as a bare nominee for any person;

          8.11.4 in the case of a corporate  member,  such member  entering into liquidation  (except a  members'  voluntary  liquidation  for the purpose  of  reconstruction  or  amalgamation)  or  suffering  an administrative  receiver to be  appointed  over all or any of its assets or suffering an administration order to be made against it or anything  analogous to any of the  foregoing  under the law of any jurisdiction occurs in relation to that corporate member.

     8.12 The directors shall not register any transfer of shares if as a result of such  transfer  there would be Default  pursuant to (and as defined
          in) the Credit Agreement.

     8.13 The directors may, in their absolute  discretion and without assigning any reason  therefor,  decline to register  any  transfer  which would otherwise be permitted under the foregoing  provisions of this Article
          8 if it is a transfer  of a share on which the Company has a lien of a share (not being a fully paid  share) to a person who is not already a member  and of whom they shall not  approve.  The  directors  may also refuse to register a transfer unless:-

          8.13.1 it is  lodged  at the  office  or at such  other  place  as the directors may appoint and is accompanied by the  certificate  for the shares to which it relates  and such  other  evidence  as the directors  may  reasonably  require  to  show  the  right  of the transferor to make the transfer; and

          8.13.2 it is in respect of only one class of shares; and

          8.13.3 it is in favour of not more than four transferees.

          The  directors  shall  register a transfer of shares made  pursuant to
          Articles  8.A.1 to 8.8  (inclusive)  or  Article  8.14  subject to the provisions  of this  Article 8.13 and Article  8.15  Regulation  24 of
          Table A shall not apply to the Company.

     8.14 Subject to Article 8.12 and Article 8.13 but notwithstanding any other provision  contained in these Articles,  the  restrictions on transfer contained in this Article 8 shall not apply to:-

          8.14.1 any transfer by a corporate member to an associated undertaking
               (as defined in section 27(3) of the Companies Act 1989)  provided always that if the transferee  company ceases to be an associated undertaking  at any time the  transferee  company shall within 10 days of such cessation  transfer all shares held by it to another associated  undertaking of the original corporate member provided that if the transferee company defaults in making such a transfer within the time period specified the transferee  company shall be deemed to have served a transfer  notice in respect of all shares held by it and to have  specified  therein as the price per share the fair value of each share to be certified in  accordance  with
               Article  8.3  and  the   provisions  of  Articles  8.A.1  to  8.8
               (inclusive ) and Article 8.13 shall mutatis mutandis apply;

          8.14.2 any  transfer  by a  corporate  member to a  company  formed to acquire the whole or  substantially  the whole of the undertaking and  assets  of such  corporate  member  as part of a  scheme  of amalgamation or reconstruction.

9    General meetings

     The directors may call general  meetings and regulation 37 of Table A shall not apply to the Company.

10   Notice of general meetings

     10.1 A notice  convening a general meeting shall be required to specify the general  nature of the business to be  transacted  only in the case of special  business  and  regulation  38 of  Table A shall  be  modified accordingly.  The  words  "or a  resolution  appointing  a person as a director" and paragraphs (a) and (b) in regulation 38 of Table A shall be deleted and the words "in  accordance  with  section  369(3) of the
          Act"  shall be  inserted  after the words "if it is so agreed" in that regulation.

     10.2 All  business  shall  be  deemed  special  that  is  transacted  at an extraordinary  general meeting,  and also all that is transacted at an annual  general  meeting,  with the exception of declaring a dividend, the  consideration of the profit and loss account,  balance sheet, and the reports of the directors and auditors,  the appointment of and the fixing of the  remuneration  of the auditors and the giving or renewal of any  authority in accordance  with the  provisions of section 80 of the Act.

     10.3 Every  notice  convening  a  general  meeting  shall  comply  with the provisions of section  372(3) of the Act as to giving  information  to members in regard to their  right to appoint  proxies;  and notices of and other  communications  relating to any general  meeting  which any member is entitled to receive  shall be sent to the  directors  and to the auditors for the time being of the Company.

11   Proceedings at general meetings

     11.1 The words "save  that,  if and for so long as the Company has only one person as a member,  one member present in person or by proxy shall be a  quorum"  shall  be  added  at the  end of the  second  sentence  of regulation 40 of Table A.

     11.2 If a quorum is not present within half an hour from the time appointed for a general meeting the general meeting shall stand adjourned to the same day in the next week at the same time and place or to such  other day and at such other time and place as the directors  may  determine;
          and if at the adjourned general meeting a quorum is not present within half an hour from the time appointed  therefor the members  present in person or by proxy or (being a body corporate) by representative being not less than two  persons  entitled  to vote upon the  business to be transacted  shall  constitute  a quorum  and in any  other  case  such adjourned general meeting shall be dissolved. Regulation 41 of Table A shall not apply to the Company.

     11.3 Any  member  may  participate  in a meeting  of  members by means of a conference telephone or similar  communications  equipment whereby all
          persons   participating  in  the  meeting  can  hear  each  other  and participate  in a meeting in this matter shall be deemed to constitute presence in person at such meeting and,  subject to these Articles and the Act,  he  shall be  entitled  to vote and be  counted  in a quorum accordingly.  Such a meeting  shall be deemed to take place  where the largest group of those  participating  is assembled or, if there is no such group, where the chairman of the meeting is.

12   Votes of members

     12.1 Regulation  54 of Table A shall not apply to the  Company.  Subject to any rights or restrictions for the time being attached to any class or classes of shares,  on a show of hands every  member  entitled to vote who (being an  individual) is present in person or by proxy (not being himself  a member  entitled  to vote) or (being a  corporate  body) is present  by a  representative  or proxy  (not  being  himself a member entitled  to vote) shall have one vote and,  on a poll,  every  member shall have one vote for each share of which he is the holder.

     12.2 The words "be entitled to" shall be inserted between the words "shall"
          and "vote" in regulation 57 of Table A.

     12.3 A member  shall  not be  entitled  to  appoint  more than one proxy to attend on the same  occasion  and  accordingly  the final  sentence of regulation  59 of Table A shall  not  apply to the  Company.  Any such proxy  shall be  entitled to cast the votes to which he is entitled in different ways.

     12.4 Regulation  50 of Table A shall  apply to the  Company  subject to any provision of the Equity Contribution Agreement.

13   Alternate directors

     13.1 An  alternate  director  shall be  entitled  to receive  notice of all meetings of the  directors  and of all meetings of  committees  of the directors of which his appointor is a member (subject to his giving to the Company an address  within the United Kingdom at which notices may be served on him), to attend and vote at any such meeting at which the director  appointing  him is not  personally  present and generally to perform  all the  functions  of his  appointor  at such  meeting  as a director in his absence.  An alternate  director shall not be entitled to receive any remuneration from the Company, save that he may be paid by the  Company  such  part  (if  any) of the  remuneration  otherwise payable to his appointor as such appointor may by notice in writing to the Company from time to time direct.  Regulation  66 of Table A shall not apply to the Company.

     13.2 A director,  or any such other person as is mentioned in regulation 65 of Table A, may act as an alternate  director to  represent  more than one  director,  and an  alternate  director  shall be  entitled at any meeting of the  directors or of any  committee of the directors to one vote for every director whom he represents in addition to his own vote
          (if any) as a director, but he shall count as only one for the purpose of  determining  whether a quorum is present and the final sentence of regulation 88 shall not apply to the Company.

     13.3 Save as  otherwise  provided in the  regulations  of the  Company,  an alternate  director  shall be deemed  for the  purposes  specified  in
          Article 13.1 to be a director and shall alone be  responsible  for his own acts and  defaults  and he shall  not be deemed to be the agent of the director  appointing him. Regulation 69 of Table A shall not apply to the Company.

14   Appointment and retirement of directors

     14.1 The  directors  shall  not be  required  to  retire  by  rotation  and regulations  73 to 80  (inclusive)  of Table A shall  not apply to the
          Company.

     14.2 The  Company  may by  ordinary  resolution  appoint  any person who is willing  to act to be a  director,  either to fill a vacancy  or as an additional director.

     14.3 The  directors  may  appoint a person  who is  willing  to act to be a director,  either  to fill a  vacancy  or as an  additional  director, provided that the  appointment  does not cause the number of directors to exceed any number  determined in accordance  with  regulation 64 of
          Table A as the  maximum  number  of  directors  for the time  being in force.

     14.4 A member  shall have the right to appoint  and remove one  director of the Company for each 15% in nominal  value of ordinary  shares held by
          it. Any such appointment or removal shall be made by notice in writing to the  Company  signed  by or on  behalf  of the  member  making  the appointment  or removal and shall take effect upon  lodgement  of such notice at the registered office of the Company.  Any member ceasing to held the  required  percentage  of  ordinary  shares for the number of directors  appointed  by  it  pursuant  to  this  Article  14.4  shall forthwith  procure the  resignation of such number of directors of the
          Company  appointed by it as is necessary to restore the correct number of directors it is permitted to appoint.

15   Disqualification and removal of directors

     The office of a director shall be vacated if:-

     15.1 he ceases to be a director  by virtue of any  provision  of the Act or these Articles or he becomes  prohibited by law from being a director;
          or

     15.2 he becomes  bankrupt or makes any arrangement or composition  with his creditors generally; or

     15.3 he is, or may be, suffering from mental disorder and either:-

          15.3.1 he is admitted to hospital in pursuance of an  application  for admission for  treatment  under the Mental Health Act 1983 or, in
               Scotland,  an application  for admission  under the Mental Health
               (Scotland) Act 1960, or

          15.3.2 an order is made by a court having jurisdiction (whether in the
               United  Kingdom  or  elsewhere)  in  matters   concerning  mental
               disorder for his detention or for the  appointment of a receiver, curator bonis or other person to exercise  powers with respect to his property or affairs; or

     15.4 he resigns his office by notice to the Company; or

     15.5 he shall for more than six consecutive months have been absent without permission  of the directors  from  meetings of directors  held during that period and the directors resolve that his office be vacated,

     and regulation 81 of Table A shall not apply to the Company.

16   Gratuities and pensions

     Regulation  87 of Table A shall not apply to the Company and the  directors may  exercise  any powers of the Company  conferred  by its  Memorandum  of
     Association  to give and provide  pensions,  annuities,  gratuities  or any other benefits  whatsoever to or for past or present directors or employees
     (or their  dependants)  of the  Company  or any  subsidiary  or  associated undertaking  (as defined in section 27(3) of the Companies Act 1989) of the
     Company and the directors shall be entitled to retain any benefits received by them or any of them by reason of the exercise of any such powers.

17   Proceedings of the directors

     17.1 Subject to the directors the nature and extent of any interest of his, a director  notwithstanding  his  office:-provisions  of the Act,  and provided that he has disclosed to the

          17.1.1 may be a party to or otherwise interested in any transaction or arrangement  with the  Company or in which the  Company is in any way interested;

          17.1.2 may be a director  or other  officer of or  employed by or be a party  to  any  transaction  or  arrangement  with  or  otherwise interested  in any body  corporate  promoted by the Company or in which the Company is in any way interested;

          17.1.3 may, or any firm or company of which he is a member or director may, act in a  professional  capacity for the Company or any body corporate in which the Company is in any way interested;

          17.1.4 shall not by reason of his office be accountable to the Company for any benefit  which he derives  from such  office,  service or employment or from any such  transaction  or  arrangement or from any interest in any such body  corporate and no such  transaction or arrangement shall be liable to be avoided on the ground of any such interest or benefit; and

          17.1.5 shall be entitled to vote on any resolution and (whether or not he shall vote) be counted in the quorum on any matter referred to in  any  of  Articles  17.1.1  to  17.1.4  (inclusive)  or on any resolution  which in any way  concerns  or relates to a matter in which  he has,  directly  or  indirectly,  any  kind of  interest whatsoever  and if he shall vote on any  resolution  as aforesaid his vote shall be counted.

     17.2 For the purposes of Article 17.1:-

          17.2.1 a general  notice to the  directors  that a  director  is to be regarded as having an interest of the nature and extent specified in the  notice  in any  transaction  or  arrangement  in  which a specified  person  or class of  persons  is  interested  shall be deemed to be a  disclosure  that the  director has an interest in any such transaction of the nature and extent so specified;

          17.2.2 an interest of which a director has no  knowledge  and of which it is  unreasonable  to expect him to have knowledge shall not be treated as an interest of his; and

          17.2.3 an  interest  of a  person  who is for any  purpose  of the Act
               (excluding  any  statutory  modification  not in force when these
               Articles were adopted) connected with a director shall be treated as an interest of the  director  and in relation to an  alternate director  an  interest  of his  appointor  shall be treated as an interest  of the  alternate  director  without  prejudice  to any interest which the alternate director has otherwise.

     17.3 Any  director  including an alternate  director may  participate  in a meeting of the  directors or a committee of the  directors of which he
          is  a  member  by  means  of  a   conference   telephone   or  similar
          communications  equipment  whereby  all persons  participating  in the meeting  can hear each  other and  participation  in a meeting in this manner  shall be  deemed  to  constitute  presence  in  person at such meeting  and,  subject  to these  Articles  and the  Act,  he shall be entitled  to vote  and be  counted  in a  quorum  accordingly.  Such a meeting shall be deemed to take place where the largest group of those participating  is assembled  or, if there is no such group,  where the chairman of the meeting then is.

     17.4 Regulation  88 of Table A shall be  amended  by  substituting  for the sentence:-

          "It shall not be  necessary  to give notice of a meeting to a director who is absent from the United Kingdom."

          the following sentence:-

          "Notice  of  every  meeting  of the  directors  shall be given to each director and his alternate director, including directors and alternate directors who may for the time being be absent from the United Kingdom and have given the  Company an address  within the United  Kingdom for service."

     17.5 Regulations  94 to 97  (inclusive)  of Table A shall  not apply to the
          Company.

18   The seal

     If the Company has a seal it shall be used only with the  authority  of the directors or of a committee of the  directors.  The directors may determine who shall  sign any  instrument  to which the seal is  affixed  and  unless otherwise  so  determined,  every  instrument  to which the seal is affixed shall be signed by one director and by the  secretary or another  director.
     The  obligation  under  regulation  6 of Table A relating to the sealing of share certificates  shall only apply if the Company has a seal.  Regulation
     101 of Table A shall not apply to the Company.

19   Notices

     19.1 In  regulation  112 of Table A, the words "by facsimile to a facsimile number  supplied by the member for such  purpose or" shall be inserted immediately  after the words "or by sending  it" and the words  "first class"  shall be  inserted  immediately  before  the words  "post in a prepaid envelope".

     19.2 Where a notice is sent by first class post, proof of the notice having been  posted  in a  properly  addressed,  prepaid  envelope  shall  be conclusive  evidence  that the notice was given and shall be deemed to have been  given at the  expiration  of 24 hours  after  the  envelope containing  the same is  posted.  Where a notice is sent by  facsimile receipt of the  appropriate  answer back shall be conclusive  evidence that the notice was given and the notice  shall be deemed to have been given at the time of transmission following receipt of the appropriate answer back. Regulation 115 of Table A shall not apply to the Company.

     19.3 If at any time by reason of the  suspension or  curtailment  of postal services  within the United Kingdom the Company is unable  effectively to convene a general  meeting  by notices  sent  through  the post,  a general meeting may be convened by a notice advertised in at least one national daily  newspaper and such notice shall be deemed to have been duly  served on all members  entitled  thereto at noon on the day when the  advertisement  appears.  In any such case the Company  shall send confirmatory copies of the notice by post if at least seven days prior to the  meeting  the posting of notices to  addresses  throughout  the
          United Kingdom again becomes practicable.

20   Winding up

     In regulation 117 of Table A, the words "with the like  sanction"  shall be inserted immediately before the words "determine how the division".

21   Indemnity

     21.1 Subject to the  provisions  of section  310 of the Act every  director
          (including  an  alternate  director)  or other  officer of the Company shall be  indemnified  out of the assets of the  Company  against  all losses or  liabilities  which he may  sustain or incur in or about the lawful  execution of the duties of his office or otherwise in relation thereto,  including  any  liability  incurred by him in defending  any proceedings, whether civil or criminal, in which judgement is given in his  favour  or in which he is  acquitted  or in  connection  with any application  under  section  144 or  section  727 of the Act in  which relief is granted to him by the court,  and no director  (including an alternate  director)  or other  officer  shall be liable for any loss, damage or misfortune which may happen to or be incurred by the Company in the lawful  execution  of the  duties of his office or in  relation thereto. Regulation 118 of Table A shall not apply to the Company.

     21.2 The  directors  shall  have power to  purchase  and  maintain  for any director,  (including an alternate director) officer or auditor of the
          Company  insurance  against  any such  liability  as is referred to in section 310 (1) of the Act and,  subject to the provisions of the Act, against  any  other  liability  which  may  attach  to him or  loss or expenditure which he may incur in relation to anything done or alleged to have been done or omitted to be done as a director,  (including  as an alternate director) officer or auditor.

     21.3 The directors may authorise the directors of companies within the same group of companies  as the Company to purchase and maintain  insurance at  the  expense  of the  Company  for  the  benefit  of any  director
          (including  an alternate  director),  other officer or auditor of such company  in  respect  of such  liability,  loss or  expenditure  as is referred to in Article 21.2.